POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of
Albert G. McGrath and Barbara Nagy as the undersigned's true and lawful attorneys-in-fact to:

	(1)	execute for and on behalf of the undersigned, in the undersigned's capacity as a reporting person of Fogo de Chao, Inc. (the "Company") pursuant to Section
16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, Forms 3, 4 and 5 in accordance with Section 16(a) of the
Exchange Act;

	(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange
Commission and the applicable stock exchange or similar authority; and

	(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of either of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by either of such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as either of such attorneys-in-fact may approve in his discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that either of such attorneys-in-fact, or the substitute or substitutes of either of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of June, 2015.





                                         /s/ Lawrence J. Johnson
                                         Signature



                                         Lawrence J. Johnson
                                         Print Name